CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in Amendment no. 1. to  the Registration Statement on Form S-1 of our report dated October 12,  2008, relating to the financial statements of Cozumel Corporation for the years ended June 30, 2008 and 2007, which appears in such Registration Statement.

/s/ The Blackwing Group LLC

Independence, Missouri

January 15, 2009